UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2026

Vertex Pharmaceuticals Incorporated

(Exact name of registrant as specified in its charter)

Massachusetts	000-19319	04-3039129
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Northern Avenue

Boston, Massachusetts 02210

(Address of principal executive offices) (Zip Code)

(617) 341-6100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 Par Value Per Share	VRTX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Merger Agreement

On July 6, 2026, Vertex Pharmaceuticals Incorporated, a Massachusetts corporation (“Parent”), Clark Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and Crinetics Pharmaceuticals, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). Subject to the terms of the Merger Agreement, Merger Sub will be merged with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent. Capitalized terms used herein and not otherwise defined herein have the meanings set forth in the Merger Agreement.

On the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock of the Company, par value $0.001 per share (the “Shares”) issued and outstanding immediately prior to the Effective Time (other than Shares owned by the Company or any subsidiary of the Company immediately prior to the Effective Time, Shares owned by Parent, Merger Sub or any other subsidiary of Parent immediately prior to the Effective Time, and Shares held by any person who is entitled to demand, and has properly demanded, appraisal in respect of such Shares pursuant to applicable law) will be canceled and automatically converted into the right to receive $85.00 per share in cash, without interest thereon and subject to applicable withholding taxes (the “Merger Consideration”). Immediately prior to the Effective Time, all outstanding unvested stock options and unvested restricted stock units of the Company will become fully vested, and at the Effective Time, each outstanding stock option having a per share exercise price less than the Merger Consideration and restricted stock unit of the Company will be canceled and converted into the right to receive an amount in cash equal to the Merger Consideration (or, in the case of stock options, the difference between the Merger Consideration and the applicable per share exercise price), less any applicable withholding taxes. Any stock option having a per share exercise price equal to or greater than the Merger Consideration will be canceled for no consideration.

Consummation of the Merger is subject to various conditions set forth in the Merger Agreement, including (a) the adoption of the Merger Agreement by the holders of at least a majority of the outstanding Shares entitled to vote thereon (the “Company Stockholder Approval”), (b) the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and any required foreign regulatory clearances, (c) the absence of any legal restraint preventing or prohibiting the consummation of the Merger, (d) the accuracy of each party’s representations and warranties contained in the Merger Agreement (subject to certain materiality and material adverse effect qualifications), (e) each party’s performance in all material respects of its obligations under the Merger Agreement and (f) no Company Material Adverse Effect having occurred that is continuing at the Effective Time. The consummation of the Merger is not subject to a financing condition.

The parties expect the Merger and the other transactions contemplated by the Merger Agreement (collectively, the “Transactions”) to close in the third quarter of 2026. The Merger Agreement provides that as promptly as reasonably practicable (and in any event within 10 Business Days) after the date of the Merger Agreement, the Company will prepare and file with the U.S. Securities and Exchange Commission (the “SEC”) a preliminary proxy statement in connection with the Merger and will, subject to the terms and conditions of the Merger Agreement, convene a special meeting of the Company’s stockholders (the “Company Stockholder Meeting”) for the purpose of voting upon the adoption of the Merger Agreement.

The Merger Agreement contains customary representations and warranties by Parent, Merger Sub and the Company. The Merger Agreement also contains customary covenants and agreements, including with respect to the operations of the business of the Company between signing and closing, governmental filings and approvals, preparation and filing of the proxy statement, convening and holding the Company Stockholder Meeting, financing cooperation and other matters.

The Merger Agreement contains customary non-solicitation restrictions prohibiting the Company’s solicitation of alternative business combination transactions and restricts the Company’s ability to furnish non-public information to, or participate in any discussions or negotiations with, any third party with respect to any such transaction, subject to customary exceptions in the event of an acquisition proposal that the Board of Directors of the Company determines constitutes, or would reasonably be expected to lead to, a Superior Company Proposal (as defined in the Merger Agreement).

The Merger Agreement contains termination rights for each of Parent, Merger Sub and the Company including by either Parent or the Company if the Effective Time shall not have occurred on or before January 6, 2027 (subject to automatic extension for three months under specified circumstances) or if the Company Stockholder Approval is not obtained at the Company Stockholder Meeting, or by the Company to enter into an alternative transaction that constitutes a Superior Company Proposal, and further provides that upon termination of the Merger Agreement under specified circumstances the Company may be required to pay Parent a termination fee of $350,474,425, which circumstances include (i) a termination by the Company to accept and enter into a definitive agreement with respect to a Superior Company Proposal, (ii) a termination by Parent due to an Adverse Recommendation Change or an Intervening Event Adverse Recommendation and (iii) if the Merger Agreement is terminated under certain specified circumstances and prior to such termination a Company Takeover Proposal is proposed or announced or becomes known to the Board (and is not subsequently withdrawn) and the Company enters into a definitive agreement for, or consummates, a transaction involving a Company Takeover Proposal within twelve months of such termination.

A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement. The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, Merger Sub or Parent. The representations, warranties and covenants contained in the Merger Agreement were made only as of specified dates for the purposes of the Merger Agreement, were solely for the benefit of the parties to the Merger Agreement and may be subject to qualifications and limitations agreed upon by such parties. In particular, the assertions embodied in the representations and warranties contained in the Merger Agreement may be subject to a contractual standard of materiality different from those generally applicable to stockholders and reports and documents filed with the SEC and are qualified by information in confidential disclosure schedules provided by the parties thereto in connection with the signing of the Merger Agreement. These disclosure schedules include information that modifies, qualifies and creates exceptions to the representations, warranties and covenants set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were used for the purpose of allocating risk between the Company, Merger Sub and Parent, rather than establishing matters of fact. Accordingly, the representations and warranties in the Merger Agreement may not constitute the actual state of facts about the Company, Merger Sub or Parent.

Financing of the Merger

Parent expects to finance the Merger with a combination of cash on hand and new debt financing. In connection with, and concurrently with entry into, the Merger Agreement, Parent entered into a debt commitment letter dated July 6, 2026 (the “Debt Commitment Letter”) with Bank of America, N.A., BofA Securities, Inc. and Morgan Stanley Senior Funding, Inc. (collectively, the “Banks”) pursuant to which the Banks have agreed to provide Parent with an unsecured 364-day bridge loan facility (the “Bridge Financing”) in an aggregate principal amount of $4.5 billion on the terms and subject to the conditions set forth in the Debt Commitment Letter for the purposes of financing the transactions contemplated by the Merger Agreement. The obligations of the Banks to provide the debt financing under the Debt Commitment Letter are subject to conditions customary for a transaction of this type. The Bridge Financing will be available to be drawn upon in the event that Parent and its subsidiaries have not prior to or concurrently with consummation of the Merger received proceeds from permanent financing sufficient to finance the transactions contemplated by the Merger Agreement, which is expected to be an unsecured delayed draw term loan facility. The Merger Agreement requires each of Parent and Merger Sub to use, and to cause their respective affiliates to use, reasonable best efforts to obtain the proceeds of the Bridge Financing. The Merger is not conditioned on Parent’s receipt of the Bridge Financing or any other financing. Pursuant to the Merger Agreement, the Company is required to use reasonable best efforts to provide Parent with customary cooperation in connection with the Bridge Financing.

Item 7.01.	Regulation FD.

On July 6, 2026, Parent held a conference call, commencing at 4:30 p.m. Eastern time, to its investors, which included an investor presentation. A copy of the investor presentation is attached hereto as Exhibit 99.1.

The information contained in this Item 7.01 and in the accompanying Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such filing.

Item 8.01.	Other Events.

On July 6, 2026, the Company and Parent issued a joint press release announcing the execution of the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Cautionary Notice Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 related to the Company, Parent and the Transactions that are subject to risks, uncertainties and other factors. While Parent believes the forward-looking statements contained in this Current Report on Form 8-K are accurate, these forward-looking statements represent the beliefs of the Company and Parent only as of the date of this Current Report on Form 8-K, and there are a number of risks and uncertainties that could cause actual events or results to differ materially from those expressed or implied by such forward-looking statements. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including all statements regarding the intent, belief or current expectation of the companies’ and members of their senior management teams. Forward-looking statements are not purely historical and may be accompanied by words such as “anticipates,” “may,” “forecasts,” “expects,” “intends,” “plans,” “potentially,” “believes,” “seeks,” “estimates,” and other words and terms of similar meaning. Such statements may include the statements made by Reshma Kewalramani, M.D. and Scott Struthers, Ph.D. in the joint press release attached hereto as Exhibit 99.2, and statements that relate to, but are not limited to: the benefits of Parent’s proposed acquisition of the Company and associated integration plans; the expected timing of the completion of the Transactions and other transactions contemplated by the Merger Agreement; the commercial potential of PALSONIFY and the anticipated potential of atumelnant and the Company’s other pipeline assets, including the potential for PALSONIFY to redefine the treatment paradigm in acromegaly and for atumelnant to become the leading therapy for people struggling with CAH; expectations that the Transactions will accelerate Parent’s revenue growth and enhance Parent’s long-term earnings profile, including the potential for more than $5 billion in annual revenue, and support Parent’s goal of sustained double digit revenue growth; expectations that the Transactions will become accretive to non-GAAP operating income in 2029; expectations for Parent’s financing of the Transactions, including support by the fully committed bridge financing; and any assumptions underlying any of the foregoing.

Forward-looking statements are subject to certain risks, uncertainties, or other factors that are difficult to predict and could cause actual events or results to differ materially from those indicated in any such statements due to a number of risks and uncertainties. Those risks and uncertainties that could cause the actual results to differ from expectations contemplated by forward-looking statements include, among other things: the occurrence of any event or circumstance that could give rise to the right of the Company or Parent to terminate the Merger Agreement, including circumstances requiring payment of a termination fee pursuant to the Merger Agreement; failure to obtain applicable regulatory or the Company’s stockholder approval in a timely manner or otherwise; the risk that the Transactions may not close in the anticipated timeframe or at all due to one or more of the other closing conditions not being satisfied or waived; the possibility that competing offers will be made; the risk that there may be unexpected costs, charges or expenses resulting from the Transactions; risks related to the ability of the Company and Parent to successfully integrate the businesses and the possibility that integration may be more difficult, time consuming or costly than expected; the risk that the Transactions disrupt the Company’s or Parent’s current plans and operations; the risk that certain restrictions during the pendency of the proposed transaction may impact the Company’s ability to pursue certain business opportunities or strategic transactions; risks related to disruption of each company’s management’s time and attention from ongoing business operations due to the Transactions; the risk that any announcements relating to the Transactions could have adverse effects on the market price of the Company’s and/or Parent’s common stock, credit ratings or operating results; the risk of litigation that could be instituted against the parties or their respective directors, managers or officers and/or regulatory actions related to the Transactions, including the effects of any outcomes related thereto; the effects of the Transactions on relationships with employees, other business partners or governmental entities; the difficulty of predicting the timing or outcome of regulatory approvals or actions, if any; the impact of competitive products and pricing; that Parent may not realize the potential benefits of the Transactions; other business effects, including the effects of industry, economic or political conditions outside of the companies’ control; and actual or contingent liabilities related to the Transactions . In addition, the product candidates being developed by the Company are subject to all the risks inherent in the drug development process, and there can be no assurance that the development of these product candidates will be commercially successful. Forward-looking statements in this Current Report on Form 8-K should be evaluated together with the many uncertainties that affect Parent’s and the Company’s businesses, particularly those risks listed under the heading “Risk Factors” and the other cautionary factors discussed in the parties’ periodic reports filed with the SEC, including Parent’s and the Company’s annual reports on Form 10-K for the year ended December 31, 2025, and quarterly reports on Form 10-Q and current reports on Form 8-K, all of which are available on the SEC’s website at www.sec.gov. You should not place undue reliance on these statements. All forward-looking statements are based on information currently available to Parent and the Company, and Parent and the Company disclaim any obligation to update the information contained in this Current Report on Form 8-K as new information becomes available, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

2.1*	Agreement and Plan of Merger by and among Crinetics Pharmaceuticals, Inc., Vertex Pharmaceuticals Incorporated and Clark Merger Sub, Inc., dated July 6, 2026 (incorporated herein by reference to Exhibit 2.1 of the Current Report on Form 8-K filed by Crinetics Pharmaceuticals, Inc. with the SEC on July 6, 2026).

99.1**	Investor Presentation, dated July 6, 2026.

99.2	Joint Press Release, dated July 6, 2026 (incorporated herein by reference to Exhibit 99.1 of the Current Report on Form 8-K filed by Crinetics Pharmaceuticals, Inc. with the SEC on July 6, 2026).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Schedules and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the SEC upon request.
**	Furnished, not filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERTEX PHARMACEUTICALS INCORPORATED
(Registrant)

Date: July 7, 2026	/s/ Joy Liu
Joy Liu Executive Vice President and Chief Legal Officer